SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): March 2, 2006

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                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Nevada                      0-32513                   87-0403239
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(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)               File Number)             Identification No.)


                      111 Airport Road, Warwick, Rhode Island       02889
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                      (Address of principal executive offices)     (Zip code)

                                 (401) 352-2300
                Registrant's telephone number including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 8, 2004, SSJ Enterprises, LLC and Street Search, LLC (the "Plaintiffs") filed suit in the United States District Court, District of Rhode Island against ICOA, Inc. (the "Company"), George Strouthopoulos and Erwin Vahlsing, Jr., alleging breach of contract, breach of oral contract and fraud regarding a services agreement, dated October 20, 2003, for consulting services under the agreement (the "Suit"). The Plaintiffs sought specific performance and consequential damages of $20 million, plus interest, costs and reasonable attorney's fees.

On March 2, 2006, after zealously defending the Suit, the Company received a judgment against it in the amount of $900,000. The following claims were dismissed prior to judgment: all claims averring fraud; the claims against Mr. Strouthopoulos and Mr. Vahlsing in their personal capacity; and the Plaintiff's claim for consequential damages.

On March 7, 2006, the Company and the Plaintiffs executed a letter of understanding setting forth the terms by which the Company may satisfy the judgment in the Suit. The letter of understanding represents the Plaintiff's willingness to endeavor to resolve this matter in a manner favorable to the Company.

A copy of the letter of understanding is attached as Exhibits 99.2 to this Report and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

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 99.2 Letter of Understanding with SSJ and Street Search       Provided herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ICOA, INC.

Date:    March 8, 2006                          By:      /s/ Rick Schiffmann
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                                                Name:    Rick Schiffmann
                                                Its:     Chief Executive Officer